10. GE Royalty Obligation	3 Months Ended
Mar. 31, 2015
Notes to Financial Statements
10. GE Royalty Obligation

Note 10 GE Royalty Obligation

In 2011, the Company executed a Trademark Licensing Agreement with General Electric (“GE”), which allows the Company the right to market certain ceiling light and fan fixtures displaying the GE brand. The GE trademark license agreement imposes certain manufacturing and quality control conditions that the Company must maintain in order to continue to use the GE brand.

The license is non-transferable and cannot be sub licensed. Various termination clauses are applicable, however, none were applicable as of March 31, 2015 and December 31, 2014.

In August, 2014, the Company entered into a second amendment pertaining to its royalty obligations. Under the terms of the agreement, the Company agreed to pay a total of $12,000,000 by November 2018 for the rights assigned in the original contract. In case of the Company does not pay GE a total of at least $12,000,000 in cumulative royalties over the Term, the difference between $12,000,000 and the amount of royalties paid to GE is owed in December, 2018.

Payments are due quarterly based upon the prior quarters’ sales. During the period ended the Company made $75,130 in payments under the agreement the terms of this agreement.

The Trademark and License obligation will be paid from sales of GE branded product subject to the following repayment:

Net Sales in Contract Year	Percentage of the Contract Year Net Sales owed to GE

$0 - $50,000,000	7%
$50,000,001 - $100,000,000	6%
$100,000,001+	5%

Since the company does not have the ability to estimate the sales of GE branded product, the liability is classified as long-term. As sales are recognized, the company will estimate the portion it expects to pay in the current year and classify as current.